UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2018

Date of Report (Date of earliest event reported)

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1 -7685	95-1492269
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.07                   Submission of Matters to a Vote of Security Holders.

(a) & (b) Avery Dennison Corporation (the “Company”) held its Annual Meeting of Stockholders on April 26, 2018 (the “Annual Meeting”).  A total of 77,377,377 shares of the Company’s common stock, representing approximately 88% of the 88,101,594 shares outstanding and eligible to vote as of the February 26, 2018 record date for the meeting set by the Company’s Board of Directors (the “Board”), were represented in person or by proxy at the Annual Meeting, constituting a quorum.  At the Annual Meeting, the Company’s stockholders (i) elected Bradley Alford, Anthony Anderson, Peter Barker, Mitchell Butier, Ken Hicks, Andres Lopez, David Pyott, Dean Scarborough, Patrick Siewert, Julia Stewart and Martha Sullivan to the Board for a one-year term expiring at the 2019 Annual Meeting of Stockholders; (ii) approved, on an advisory basis, the Company’s executive compensation; and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

The final results of the voting for the eleven director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 15, 2018 (the “2018 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	70,670,940	302,887	124,408	6,279,142
Anthony Anderson	70,347,212	623,429	127,594	6,279,142
Peter Barker	66,328,763	3,929,985	839,487	6,279,142
Mitchell Butier	69,775,728	1,259,404	63,103	6,279,142
Ken Hicks	70,040,882	250,522	806,831	6,279,142
Andres Lopez	70,601,724	368,891	127,620	6,279,142
David Pyott	67,350,387	3,603,140	144,708	6,279,142
Dean Scarborough	67,896,801	3,047,696	153,738	6,279,142
Patrick Siewert	68,144,278	2,812,288	141,669	6,279,142
Julia Stewart	67,750,369	3,237,030	110,836	6,279,142
Martha Sullivan	70,867,846	119,212	111,177	6,279,142

The final results of the voting for proposals 2 and 3 described in the 2018 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	66,085,678	4,709,797	302,760	6,279,142
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018	74,048,618	3,261,167	67,592	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 27, 2018

	By:	/s/ Susan C. Miller
		Name:	Susan C. Miller
		Title:	Senior Vice President, General Counsel and Secretary